Exhibit 99.1

September 18, 2018

COMMAND SECURITY CORPORATION

ANNOUNCES SIGNING OF DEFINITIVE ACQUISITION AGREEMENT

WITH PROSEGUR FOR $2.85 PER SHARE

Herndon, Va., Sept. 18, 2018 (GLOBE NEWSWIRE) -- Command Security Corporation (NYSE American:MOC) (the “Company,” “Command Security”, “we” or “us”) today announced the signing of a definitive agreement with Prosegur Compañía de Seguridad, S.A. (Madrid Stock Exchange BME:PSG) (“Prosegur”) pursuant to which the Company will be acquired by Prosegur SIS (USA) Inc., a wholly-owned subsidiary of Prosegur, for $2.85 in cash per share.

The transaction price represents a 50.0% premium to Command Security’s closing stock price as of Tuesday, September 18, 2018, and a 71.6% premium to the Company’s 3-month average closing price. Shareholders representing approximately 60.7% of the Company’s outstanding shares have agreed to support the proposed transaction. The Board of Directors believes this is an outstanding strategic opportunity for the Company and unanimously supports this transaction with a strong endorsement for shareholder approval, which requires the affirmative vote of holders of two-thirds of the Company’s outstanding shares.

Prosegur is a Madrid-based, publicly traded multinational company with annual revenues of approximately $5 billion. It is a global leader in the private security sector, in which it has been active for more than 40 years. It offers high value-added services for a diverse customer base in 24 countries on five continents, with more than 175,000 employees.

Craig P. Coy, the Company’s CEO, said, “This is the perfect match for Command Security and a great deal for our shareholders. We believe that this merger will enable us to grow into new businesses, add broader capabilities, and deploy new resources to meet and expand our current base of business. Prosegur’s management philosophy, commitment to excellence and worldwide experience and innovation match seamlessly with our strategic goals. Our entire management and operations team are excited by this new opportunity and vision for the future.”

Prosegur Security Managing Director Javier Tabernero said, “We are excited to include Command Security in our operations. They have an impressive management team and high service quality.”

The transaction is expected to close by the fourth quarter of calendar year 2018 subject to customary closing conditions, including regulatory approvals.

Nomura Securities International, Inc. is acting as financial advisor to Command Security and Winston & Strawn LLP is acting as its legal advisor.

About Prosegur

Prosegur provides companies and households with reliable, advanced security solutions. With a global presence, Prosegur reported sales of 4.291 billion euros in 2017 (including its three business lines, Prosegur Security, Prosegur Cash and Prosegur Alarms) and is listed on the Madrid and Barcelona stock exchanges under the ticker code PSG, currently having a team of over 175,000 employees. Prosegur directs its social action through the Prosegur Foundation, which, with more than 39,900 beneficiaries in 2017, works on four focal points: education, employment inclusion of people with intellectual disabilities, corporate volunteering and cultural development. For more information, please visit www.prosegur.com.

About Command Security Corporation

Command Security Corporation and its Aviation Safeguards division provide uniformed security officers and aviation security services to commercial, financial, industrial, aviation and governmental customers throughout the United States. As our credo states “Securing All You Value,” we safeguard against theft, fraud, fire, intrusion, vandalism and the many other threats that our customers are facing today. By partnering with each customer, we design programs customized to meet their specific security needs and address their particular concerns. We bring years of expertise, including sophisticated systems for hiring, training, supervision and oversight, backed by cutting-edge technology, to every situation that our customers face involving security. Our mission is to enable our customers to operate their businesses without disruption or loss, and to create safe environments for their employees. For more information concerning Command Security, please refer to our website at www.commandsecurity.com.

Cautionary Statement Regarding Command Security Forward-Looking Statements

This announcement by the Company contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 about the Company that are based on management’s assumptions, expectations and projections about the Company. We use words such as intends and believes, among others, to identify forward-looking statements. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that actual results of the Company could differ materially from those projected in the forward-looking statements as a result of various factors, including but not limited to the factors described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2018 filed with the U.S. Securities and Exchange Commission (the “SEC”), and such other risks disclosed from time to time in the Company’s periodic and other reports filed with the SEC, which are available at http://www.sec.gov. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements or any other information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. You are advised, however, to not place undue reliance on these forward-looking statements that speak only as of the date hereof and to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with the SEC.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Prosegur. In connection with the proposed transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on July 30, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Company Contact:

N. Paul Brost

Chief Financial Officer

Command Security Corporation

703-464-4735